HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO:

033-19946                                                   HV-1524 Gardner & White Dark Blue Prospectus

Supplement dated May 24, 2010 to your Prospectus

1.             In the section entitled “The Funds” the following footnote is added immediately after footnote “*” for Sub-Account DC-II.

**                      At a special meeting, the shareholders approved the merger of the following underlying Funds.  The following underlying Funds will be merged into the following new Funds effective as of the close of business of the New York Stock Exchange on or about June 1, 2010.

Underlying Fund	New Fund

The Universal Institutional Funds, Inc.
Van Kampen — UIF Equity and Income Portfolio — Class II	Invesco Van Kampen V.I. Equity and Income Fund — Series II

Van Kampen Life Investment Trust
Van Kampen LIT Comstock Portfolio — Class II	Invesco Van Kampen V.I. Comstock Fund — Series II

Effective as of the close of business on or about June 1, 2010, all references and information contained in the prospectus for your Contract related to the underlying Funds are deleted and replaced with the new Funds.

2.             Effective on or about June 1, 2010 the following name changes are made to your prospectus:

Old Name	New Name

Van Kampen — UIF Mid Cap Growth Portfolio - Class II	UIF Mid Cap Growth Portfolio - Class II
Van Kampen — UIF U.S. Real Estate Portfolio — Class II	UIF U.S. Real Estate Portfolio — Class II

As a result of the changes, all references to the Old Names in your prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.